EXHIBIT 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made December 28, 2007 in favor of PHOENIX FOOTWEAR GROUP, INC. (“Secured Party”), a Delaware corporation, by ALTAMA DELTA CORPORATION, a Georgia corporation (“Altama Delta”), and ALTAMA DELTA (PUERTO RICO) CORPORATION, a Delaware corporation (“Altama Puerto Rico” and, together with Altama Delta, jointly and severally, “Grantor”).

1. Definitions. Unless otherwise defined in this Agreement, all terms used herein shall have the meanings as given to them in the Uniform Commercial Code of the State of Delaware (the “UCC”) as amended from time to time. The following terms shall have the following meanings when used in this Agreement:

“Collateral” means all Collateral as defined in the UCC and includes all assets and property of any kind or nature not including real estate but including all accounts, cash, chattel paper (including electronic chattel paper and tangible chattel paper), securities (whether certificated or uncertificated), deposit accounts, documents, books and records, equipment, financial assets, fixtures, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, letters of credit, promissory notes, securities accounts, security entitlements, software, supporting obligations, vehicles, leasehold improvements, goodwill, insurance policies and proceeds thereof, and intellectual property (including among others patents, copyrights, trademarks, tradenames, licenses, and trade secrets), of any kind or nature in which Grantor has an interest now or in the future, and which are now existing or hereafter created or acquired, together with all additions, replacements, accessions, products, and proceeds in any form thereof.

“Guaranty” means the Guaranty dated December 29, 2007 made by Grantor in favor of Secured Party, as the same may be amended, restated, supplemented or modified from time to time in accordance with its terms, pursuant to which Grantor guaranteed the obligations of Tactical under the Note.

“Liabilities” means, collectively, the Guaranteed Obligations (as defined in the Guaranty) and all liabilities, and obligations of Tactical and Altama Delta, of every kind or nature, under the Transition Services Agreement, in each case whether absolute or contingent, primary or secondary, direct or indirect, joint or several, and whether heretofore or hereafter created, arising, or existing or at any time due and owing (including without limitation all sums expended by the Secured Party for protection of its interests such as payments made for taxes, insurance, and expenses of collection).

“Note” means the Promissory Note and Pledge Security Agreement dated December 29, 2007 in the original principal amount of $13,500,000 made by Tactical Holdings, Inc. in favor of Secured Party, as the same may be amended, restated, supplemented or modified from time to time in accordance with its terms.

“Transition Services Agreement” means the Transition Services Agreement dated December 29, 2007 made between Secured Party, Tactical Holdings, Inc. (“Tactical”) and Altama Delta Corporation, as the same may be amended, restated, supplemented or modified from time to time in accordance with its terms.

2. Security Interest.

(a) Grantor hereby grants to the Secured Party a security interest in its Collateral to secure the payment and performance of the Liabilities. This security interest is specifically intended to be a continuing interest and shall cover Collateral in which Grantor acquires an interest after the date of this Agreement as well as Collateral in which Grantor now has an interest. This security interest is granted in consideration, among others, of Grantor’s arrangement of the release of mortgages, collateral assignments, and general security interests held by Manufacturers and Traders Trust Company covering all of Guarantor’s assets.

(b) Notwithstanding the foregoing, the “Collateral” shall not include (i) any Equipment that is subject to a purchase money lien or capital lease permitted herein to the extent the documents relating to such purchase money lien or capital lease would not permit such Equipment to be subject to the security interests created hereby, (ii) any property to the extent that such grant of a security interest is prohibited by any requirements of law of any governmental authority, (iii) any contract, license, agreement, or permit to the extent that such grant of a security interest therein constitutes a breach or default under or results in termination of any such contract, license, agreement, or permit or any rights of the applicable Grantor therein, in each case of clauses (ii) and (iii) above, to the extent that such requirement of law or the provision of such contract, license, agreement, permit giving rise to such prohibition, breach, default or termination is ineffective under applicable law, (iv) any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application, and (v) any leasehold interest.

(c) Notwithstanding anything herein to the contrary, prior to the occurrence of an Event of Default resulting in an acceleration of any of the Liabilities, Grantor shall not be required to (x) perfect the security interest granted herein in any goods covered by a certificate of title, (y) deliver (A) control agreements, (B) landlord waivers, (C) bailee letters or (D) any other third-party documents, or (z) perfect the security interest granted herein in any letters of credit or letter of credit rights or commercial tort claims.

3. Information Regarding Grantor And Collateral. Grantor will notify the Secured Party immediately of any change in the location of its chief executive office, of any change in the name of Grantor, and of any change in the jurisdiction in which Grantor is registered.

4. Priority of Security Interest/Ownership of Collateral.

(a) Except for the security interest granted hereby, Grantor is the owner of the Collateral free from all liens, encumbrances, and security interests (collectively, “Liens”), other than:

(i) the Liens granted herein;

(ii) Liens for taxes, assessments or other governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of the applicable Grantor, as the same may be, in conformity with GAAP;

(iii) Liens imposed by law, such as carriers’, warehousemen’s, landlords’, vendors’, laborers’, mechanics’, materialmen’s, repairmen’s or other like Liens, arising in the ordinary course of business;

(iv) Liens arising out of pledges or deposits in connection with workers’ compensation, unemployment insurance, old-age pensions and other social security or retirement benefits or similar legislation;

(v) deposits to secure performance of payment bonds, bids, tenders, franchises, trade contracts (other than for borrowed money), leases, statutory obligations, surety appeal and custom bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(vi) easements, rights-of-way, restrictions and other similar encumbrances on real property of Grantor that, individually or in the aggregate, do not materially interfere with the occupation, use or enjoyment by Grantor of the property or assets encumbered thereby in the normal course of business and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Grantor;

(vii) Liens securing indebtedness of Grantor to finance the acquisition of fixed or capital assets; provided that (i) such Liens shall be created substantially simultaneously with (or otherwise within 180 days of) the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such indebtedness, and (iii) the amount of indebtedness initially secured thereby is not more than 100% of the purchase price of such fixed or capital asset;

(viii) any interest or title of a lessor or sublessor or under any lease entered into by Grantor in the ordinary course of its business and covering only the assets so leased thereby;

(ix) attachment and/or judgment Liens (A) that do not give rise to an Event of Default, (Bi) that are being contested in good faith by appropriate proceedings and (C) for which reserves (if any) have been established in conformity with GAAP and (C) with respect to which no levy has occurred;

(x) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;

(xi) Liens on insurance policies and the proceeds thereof incurred in the ordinary course of business in connection with the financing of insurance premiums; provided that such Liens shall limited only to the insurance policies and proceeds of such insurance premiums;

(xii) Liens on deposit accounts or securities accounts in connection with over-draft protection and netting services; and

(xiii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Grantor in the ordinary course of business.

(b) Grantor will not sell or transfer the Collateral or any interest (including, without limitation, a security interest) therein without the prior written consent of the Secured Party except for:

(i) sales or transfers of inventory in the ordinary course of business;

(ii) the sale or issuance of (x) Altama Delta’s capital stock to Tactical and/or (y) Altama Puerto Rico’s capital stock to Altama Delta;

(iii) a disposition of assets between or among Altama Delta and Altama Puerto Rico;

(iv) the sale or other disposition of cash or cash equivalents in the ordinary course of business;

(v) the license or sublicense of Intellectual Property in the ordinary course of business;

(vi) any lease, license, sublease or sublicense of any property in ordinary course; and

(vii) the write-off, discount sale or other disposition of defaulted or past due receivables and similar obligations.

(c) Grantor will use commercially reasonable efforts to (x) defend the Collateral against the reasonable claims and demands of all persons, and (y) cause the immediate removal and termination of any levy, execution, judgment or other lien, or similar claim of third persons to the Collateral not permitted herein.

5. Perfection Of Security Interest.

(a) Grantor will execute and deliver to the Secured Party such financing statements that are required under the applicable UCC to perfect or protect the security interest granted hereby in the Collateral, to the extent such security interest can be perfected and/or protected by filing such financing statements. Grantor hereby authorizes the Secured Party to execute and file financing statements with or without the signature of Grantor from time to time as the Secured Party may deem reasonably necessary or desirable. Grantor agrees to pay the costs of any such filings, reasonable searches of the public records, and releases or assignments of the Secured Party’s Liens herein.

(b) Subject to Sections 2 (b) and (c) herein, Grantor hereby appoints Secured Party as its attorney in fact to execute and deliver any notices of lien, financing statements, assignments, and any other documents, notices, and agreements reasonably necessary for the perfection of Secured Party’s security interests in the Collateral; provided, however, that other than as contemplated in Section 5(a) above, the Secured Party will not exercise such authority until the occurrence (and after any such occurrence, only during the continuation) of an Event of Default.

6. Use Of Collateral/Maintenance. Grantor will keep the Collateral in good order and repair except for normal wear and tear in the ordinary course of business and damage caused by casualty. The Secured Party or its nominees may inspect the Collateral and Grantor’s records regarding the same during business hours and after reasonably notice, wherever located, and may make extracts therefrom and copies thereof; provided that so long as no Event of Default shall have occurred and be continuing, the Secured Party shall not exercise its rights under this Section 6, and Grantor shall not be required to reimburse the Secured Party for any expenses incurred in connection therewith, more than one time per fiscal quarter of Grantor.

7. Taxes. Grantor will pay all taxes and assessments upon the Collateral or its use or operation before the same shall become delinquent, except to the extent the same are being contested in good faith.

8. Insurance.

(a) Grantor at all times will keep the Collateral insured in such amounts, with such insurance companies chosen by Grantor, and against such risks, all as are reasonably prudent, as are usually insured against in the same general area by companies engaged in the same or a similar business. If all Liabilities have not been paid in full prior to February 29, 2008, Grantor shall cause all customary insurance policies to name Secured Party as additional insured and shall provide for losses covered thereby to be payable to Secured Party and Grantor as their respective interests may appear. All such policies of insurance shall provide that the applicable insurance company shall endeavor to provide not less than thirty (30) days’ prior notice of cancellation to the Secured Party. Grantor will deliver evidence of required insurance to the Secured Party upon its reasonable request.

(b) After the occurrence and during the continuation of any Event of Default hereunder and the exercise of Secured Party’s rights and remedies herein, the Secured Party may, but need not, (i) cancel, in accordance with applicable law, any insurance contract covering the Collateral or its ownership or operation, (ii) demand and receive any return premiums, unearned premium refunds and dividends payable in respect thereof (Grantor hereby irrevocably designating, constituting and appointing Secured Party as its true and lawful agent so to do) and (iii) apply any and all sums received by the Secured Party as a result of such cancellation, after deducting therefrom any and all expenses incident thereto, toward payment of the Liabilities.

(c) Grantor will notify Secured Party in the event of any loss, damage, or other casualty affecting a material portion of the Collateral. Grantor hereby assigns as security to the Secured Party any and all monies which may become due and payable under any insurance policy insuring the Collateral as additional Collateral. After the occurrence and during the continuation of an Event of Default, if so requested by the Secured Party, Grantor directs any such insurance company to make payments directly to the Secured Party, and authorizes the Secured Party to apply such monies in payment on account of the Liabilities, whether or not due, and to remit any surplus to Grantor. After the occurrence and during the continuation of an Event of Default, Grantor hereby irrevocably appoints the Secured Party as its attorney in fact, with full power of substitution, to (i) make and adjust claims, (ii) receive all proceeds and payments including the return of unearned premiums, (iii) execute proofs of claim, (iv) endorse drafts and other instruments for the payment of money, (v) execute releases, (vi) negotiate settlements, (vii) cancel any insurance referred to in this contract, and (viii) do all other things necessary and required to effect a settlement under or to realize the benefits of any insurance policy.

9. Protection Of Secured Party’s Interest. Seven or more days after the day the Secured Party mails Grantor notice, upon failure of Grantor to (i) remove liens or interests prohibited by Section 4 of this Agreement, (ii) comply with obligations to maintain Collateral pursuant to Section 6 of this Agreement, (iii) pay taxes or assessments as required by Section 7 of this Agreement, or (iv) provide evidence satisfactory to the Secured Party of insurance as required by Section 8 of this Agreement, the Secured Party in its discretion may discharge any such liens or interests, pay taxes or assessments, and obtain insurance coverage on the Collateral. The Secured Party also may pay any costs of perfection, searches, releases, or assignments pursuant to Section 5 of this Agreement. Grantor agrees to reimburse the Secured Party on demand for any and all expenditures so made, and until paid the amount thereof also shall be part of the Liabilities secured by the Collateral. Secured Party shall have no obligation to Grantor to make any such expenditures nor shall the making thereof relieve any default hereunder.

10. Grantor’s Covenants. So long as this Agreement remains in effect:

(a) After the occurrence and during the continuation of an Event of Default, Grantor will furnish Secured Party at such intervals as Secured Party may prescribe with a certificate (in such form as Secured Party may from time to time specify) containing such information with respect to the Collateral as Secured Party may reasonably require, including, without limitation, inventory listings and account agings.

(b) If reasonably requested by the Secured Party, Grantor will: (i) mark its records evidencing the Collateral in a manner reasonably satisfactory to the Secured Party so as to indicate the security interest of the Secured Party hereunder; (ii) after the occurrence and during the continuation of an Event of Default, deliver to the Secured Party to hold pursuant hereto any chattel paper, instruments (other than instruments in the ordinary course of business), certificated securities, promissory notes, or other documents representing or relating to any of the Collateral; (iii) promptly reflect in its books, records, and reports to the Secured Party any claims made in regard to any Collateral; (iv) after the occurrence and during the continuation of an Event of Default, immediately notify the Secured Party if any of the Collateral arises out of contracts with the United States, any state, or any department, agency or instrumentality thereof, and execute any instruments and, if reasonably requested by the Secured Party, use commercially reasonable efforts to take any steps required by the Secured Party so that all moneys due or to become due under any such contract shall be assigned to the Secured Party and notice thereof be given as required by law.

11. Event of Default. The following events or conditions shall be an “Event of Default” under this Agreement: (a) any Event of Default under the Note, (b) any failure by Grantor or Tactical to make any payments due under the Transition Services Agreement, (c) any failure by Grantor to perform or observe any of its obligations under the Guaranty or any other material breach thereof, including any misrepresentation or breach of warranty, to the extent not cured or waived within 10 days of Grantor’s knowledge thereof, (d) any challenge by Grantor to the enforceability of the Guaranty, and (e) any default by Grantor in the performance or observance of the terms and conditions of this Agreement or breach thereof (including any misrepresentation or breach of warranty) if not cured or waived within 10 days of Grantor’s knowledge thereof; provided, that no such cure period shall apply to Paragraph 4(b).

12. Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default: (i) the Secured Party may declare all of the Liabilities to be immediately due and payable and Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code of the State of Delaware as amended from time to time in any jurisdiction where enforcement of this Agreement is sought, in addition to all other rights and remedies at law or in equity, (ii) among other remedies, the Secured Party may take immediate possession of the Collateral and for that purpose the Secured Party may, so far as Grantor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and secure or remove the same therefrom, and (iii) upon request of the Secured Party, Grantor will assemble and make the Collateral available to the Secured Party, at a reasonable place and time designated by the Secured Party. Grantor’s failure to take possession of any Collateral at any time and place reasonably specified by the Secured Party in writing to Grantor shall constitute an abandonment of such property. Grantor agrees that notice of the time and place of public sale of any of the Collateral or of the time after which any private sale thereof is to be made or of other disposition of the Collateral shall be deemed reasonable notice ten days after such notice is deposited in the mail or otherwise delivered to Grantor at the address shown in the preamble of this Agreement.

(b) In addition to its other rights, upon the occurrence and during the continuance of an Event of Default the Secured Party may, but shall not be obligated to, (i) notify any parties which are obligated to pay Grantor any Collateral or proceeds thereof, to make all payments directly to the Secured Party, and Grantor authorizes such parties to make such payments directly to the Secured Party and to rely on notice from the Secured Party without further inquiry, (ii) demand and take all necessary steps to collect such Collateral in either its or Grantor’s, name, with the right to enforce, compromise, settle, or discharge any of the foregoing, and (iii) endorse Grantor’s name on any checks, commercial paper, instruments, and the like pertaining to the foregoing.

(c) The Secured Party shall not be responsible to Grantor for loss or damage resulting from the Secured Party’s failure to enforce or collect any Collateral or any monies due or to become due under any Liability of Grantor to Secured Party. The Secured Party shall have no obligation to take, and Grantor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Collateral, whether or not in Secured Party’s possession.

(d) After the occurrence and during the continuance of an Event of Default, Grantor (i) will make no change in any account (or any contract underlying such account), except in the ordinary course of business and in accordance with past practice, chattel paper, or general intangible, and (ii) shall receive as the sole property of the Secured Party and hold in trust for the Secured Party all monies, checks (other than checks received in the ordinary course of business), notes, drafts, and other property representing the proceeds of any Collateral.

(e) After the occurrence and during the continuance of an Event of Default, the Secured Party may, but shall be under no obligation to: (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to the Secured Party; (ii) collect any or all accounts, chattel paper, promissory notes, or general intangibles in its or Grantor’s name, and apply any such collections against such Liabilities as the Secured Party may select; (iii) take control of any cash, or any cash or non-cash proceeds of any item of the Collateral; (iv) compromise, extend or renew any account, chattel paper, general intangible, or document, or deal with the same as it may deem advisable; and (v) make exchanges, substitutions or surrender of items comprising the Collateral.

(f) After the occurrence and during the continuance of an Event of Default, Grantor (i) authorizes the Secured Party to, but the Secured Party shall be under no obligation to, notify postal authorities to deliver Grantor’s mail to an address designated by Secured Party (with any such notice to be controlling over any contrary notice provided by Grantor), (ii) authorizes the Secured Party to receive and open Grantor’s mail, and to apply items of payment contained therein to the Liabilities; and (iii) acknowledges that Secured Party shall have no liability of any kind or nature with respect to such mail or information contained therein or failure to take any action with respect thereto provided that Secured Party forwards within seven days of receipt thereof such mail or copies thereof to any address which Grantor has designated in writing after the Event of Default for the receipt of same.

(g) The rights of the Secured Party are cumulative, and the Secured Party may enforce its rights under this Agreement irrespective of any other collateral, guaranty, right, or remedy it may have. The exercise of all or a part of its rights or remedies hereunder shall not prevent the Secured Party from exercising at the same or any other time any other right or remedy with respect to the Liabilities. Grantor authorizes the Secured Party in its sole discretion to direct the order or manner of the disposition of the Collateral.

13. Protection Of Collateral. From the proceeds realized from the Collateral upon the Secured Party’s exercise of its rights and remedies herein, the Secured Party shall be entitled to retain all sums secured hereby as well as their reasonable expenses of collection including without limitation those of retaking, holding, safeguarding, accounting for, preparing for sale, selling, and reasonable attorneys’ fees and legal expenses. If the proceeds realized from the Collateral are not sufficient to defray said expenses and to satisfy the balance due on the Liabilities, Grantor shall remain liable for such expenses. Any payments or proceeds from realization on the Collateral may be applied to the Liabilities in whatever order or manner the Secured Party elect.

14. Continuing Agreement, Termination and Release.

(a) This is a continuing Agreement, and no notice of the creation or existence of the Liabilities, renewal, extension or modification thereof need be given to Grantor. This Agreement will terminate only at such time as the Liabilities (other than contingent indemnification obligations) have been finally and irrevocably satisfied in full.

(b) Upon any sale or other transfer by any Grantor of any Collateral that is permitted hereunder (other than any such transfer to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral, the security interest in such Collateral shall be automatically released.

(c) In connection with any termination or release pursuant to paragraph (a) or (b), the Secured Party shall execute and deliver to any person, at such person’s expense, all documents that such person shall reasonably request to evidence such termination or release of its obligations or the security interests in its Collateral.

15. No Waiver; Amendments.

(a) Grantor agrees that no representation, promise, or agreement made by the Secured Party or by any officer or employee of the Secured Party, at, prior, or subsequent to the execution and delivery of this Agreement shall modify, alter, limit, or otherwise abridge the rights and remedies of the Secured Party hereunder unless agreed by the Secured Party in writing. None of the rights and remedies of Secured Party hereunder shall be modified, altered, limited, or otherwise abridged or waived by any representation, promise, or agreement hereafter made or by any course of conduct hereafter pursued by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Agreement, and waiver of any right shall not be deemed waiver of any other right unless expressly agreed by the Secured Party in writing.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Secured Party and Grantor.

16. Laws; Venue.

(a) The validity, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions.

(b) Each party to this Security Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of Delaware or the United States District Court located in the District of Delaware for the purpose of any action between the parties arising in whole or in part under or in connection with this Security Agreement,

(ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens , should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Security Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such action other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(c) Each party agrees that for any action between the parties arising in whole or in part under or in connection with this Security Agreement, such party will bring actions only in the State of Delaware. Each party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

17. Service of Process. Each party hereby (i) consents to service of process in any action between the parties arising in whole or in part under or in connection with this Security Agreement in any manner permitted by Delaware Law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 11, will constitute good and valid service of process in any such action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

18. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

19. Parties In Interest. All of the terms and provisions of this Agreement shall inure to the benefit of, be binding upon and be enforceable by the respective successors, and assigns of the parties hereto.

20. Severability. Any partial invalidity of the provisions of this Agreement shall not invalidate the remaining portions hereof or thereof.

21. Miscellaneous. Grantor hereby expressly waives demand, presentment, protest, or notice of dishonor on any and all of the Liabilities and with respect to the Collateral.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed by its duly authorized officer as of the date first set forth above.

ALTAMA DELTA CORPORATION

By:	/s/ Glen Becker
Glen Becker
Title:	President

ALTAMA DELTA (PUERTO RICO) CORPORATION

By:	/s/ Glen Becker
Glen Becker
Title:	President

Schedule A To Security Agreement

Altama Delta Corporation

Grantor’s Organization Number: 58-1076369

Grantor’s Chief Executive Office Address:

1200 Lake Hearn Drive

Suite 475

Atlanta, GA 30319

Altama Delta (Puerto Rico) Corporation

Grantor’s Organization Number: 66-0393459

Grantor’s Chief Executive Office Address:

701 Municipal Road

Salinas, PR 00751